UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Western Digital Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on November 16, 2021. At the Annual Meeting, as discussed below, the Company’s stockholders approved the Western Digital Corporation 2021 Long-Term Incentive Plan (the “2021 Plan”). A description of the terms and conditions of the 2021 Plan is included in the section entitled “Equity Plan Proposal” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 4, 2021 (the “Proxy Statement”), which section is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2021 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the voting at the Annual Meeting are set forth below.

Election of Directors. The stockholders elected the following nine directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Kimberly E. Alexy	211,965,081	8,614,148	281,280	41,308,082
Dr. Thomas H. Caulfield	218,621,643	1,957,203	281,663	41,308,082
Martin I. Cole	207,001,201	13,563,738	295,570	41,308,082
Tunç Doluca	214,561,713	5,985,650	313,146	41,308,082
David V. Goeckeler	219,141,897	1,476,261	242,351	41,308,082
Matthew E. Massengill	202,673,812	10,874,770	7,311,927	41,308,082
Paula A. Price	208,484,711	12,099,548	276,250	41,308,082
Stephanie A. Streeter	194,063,163	26,516,218	281,128	41,308,082
Miyuki Suzuki	218,605,477	1,982,643	272,389	41,308,082

Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the named executive officer compensation described in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
181,386,320	38,780,778	693,411	41,308,082

Approval of the 2021 Plan. As described in more detail in Item 5.02 above, the stockholders approved the 2021 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
196,493,231	23,897,240	470,038	41,308,082

Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2022. The voting results were as follows:

For	Against	Abstain
239,825,447	21,981,918	361,226

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Western Digital Corporation 2021 Long-Term Incentive Plan, adopted as of August 18, 2021

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: November 17, 2021		Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary